UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 14, 2012

Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	99-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

On February 14, 2012, the Company entered into an amendment to the employment agreement with Mr. Jeffrey Housenbold (“Mr. Housenbold’s Employment Agreement Amendment”), which will add or modify certain terms of his existing employment agreement. Mr. Housenbold’s Employment Agreement Amendment, among other things, provides that if there is a change in ownership or control of the Company, then Mr. Housenbold would receive accelerated vesting of all of his then-unvested Company stock option shares and restricted stock units, including earned and unearned unvested performance-based restricted stock units.  In addition, Mr. Housenbold’s Employment Agreement Amendment also amended the definition of “Good Reason” to include relocation of the Company’s corporate office by more than thirty-five (35) miles from its current location.

The above description of Mr. Housenbold’s Employment Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Mr. Housenbold’s Employment Agreement Amendment. Mr. Housenbold’s Employment Agreement Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On February 14, 2012, the Company entered into amendments to the employment agreements with Messrs. Dwayne Black, Neil Day, Peter Elarde, Dan McCormick, and Peter Navin (the “Employment Agreement Amendments”), which will add or modify certain terms of their existing agreements. The Employment Agreement Amendments, among other things, provide that if there is a change in ownership or control of the Company, then the executives would receive accelerated vesting of the number of then-unvested Company stock option shares and restricted stock units, including earned and unearned unvested performance-based restricted stock units, that would have vested during the twelve (12) months following the date of such change in ownership or change of control.  In addition, the Employment Agreement Amendments also amended the definition of “Good Reason” to include relocation of the Company’s corporate office by more than thirty-five (35) miles from its current location.

The above description of the Employment Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement Amendments. The Employment Agreement Amendments are filed as Exhibits 10.2 through 10.6 hereto and incorporated herein by reference.

Item 9.01.	Exhibits.

(d)   Exhibits.

Number	Description

10.01	Amendment Number 3 to Offer Letter, dated February 17, 2012, by and between Shutterfly, Inc. and Jeffrey Housenbold.

10.02	Amendment Number 2 to Offer Letter, dated February 16, 2012, by and between Shutterfly, Inc. and Dan McCormick.

10.03	Amendment Number 2 to Offer Letter, dated February 16, 2012, by and between Shutterfly, Inc. and Dwayne Black.

10.04	Amendment Number 2 to Offer Letter, dated February 16, 2012, by and between Shutterfly, Inc. and Peter Navin.

10.05	Amendment Number 2 to Offer Letter, dated February 16, 2012, by and between Shutterfly, Inc. and Peter Elarde.

10.06	Amendment to Offer Letter, dated February 17, 2012, by and between Shutterfly, Inc. and Neil Day, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Mark J. Rubash
Mark J. Rubash
Senior Vice President and Chief Financial Officer

Date: February 17, 2012

EXHIBIT INDEX

Number	Description

10.01	Amendment Number 3 to Offer Letter, dated February 17, 2012, by and between Shutterfly, Inc. and Jeffrey Housenbold.

10.02	Amendment Number 2 to Offer Letter, dated February 16, 2012, by and between Shutterfly, Inc. and Dan McCormick.

10.03	Amendment Number 2 to Offer Letter, dated February 16, 2012, by and between Shutterfly, Inc. and Dwayne Black.

10.04	Amendment Number 2 to Offer Letter, dated February 16, 2012, by and between Shutterfly, Inc. and Peter Navin.

10.05	Amendment Number 2 to Offer Letter, dated February 16, 2012, by and between Shutterfly, Inc. and Peter Elarde.

10.06	Amendment to Offer Letter, dated February 17, 2012, by and between Shutterfly, Inc. and Neil Day, Jr.